Exhibit 21

SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2001
LEGAL NAME	JURISDICTION OF INCORPORATION

ADI Control Techniques Drives, Inc
Alco Controls S.A. de C.V.
Applied Concepts, Inc.
    Woodstock Land Company, LLC
Astec International Holdings Limited
    Astec America Inc.
        ENI Technology Inc.
    Astec America de Mexico, S.A. de C.V
    Astec Electronics (Malaysia) Sdn Bhd
    Astec Germany GmbH
    Astec International Limited
        Astec Advanced Power Systems B.V.
            Astec Advanced Power Systems Ltd.
        Astec Advanced Power Systems Ltda.
        Astec Advanced Power Systems (Malaysia) Sdn Bhd
            Astec Advanced Power Systems (Penang) Sdn Bhd
        Astec Agencies Limited
        Astec Custom Power (Hong Kong) Limited
        Astec Custom Power (Philippines) Inc.
        Astec Custom Power (Singapore) Pte Ltd
        Astec Electronics Company Limited
        Astec Electronics (Luoding) Company Ltd.
        Astec International (Singapore) Pte. Limited
        Astec Pekan Sdn Bhd
        Astec Power Supply (Shenzhen) Company Ltd.
        ENI Taiwan Limited
    Astec Power Inc.
    ENI Holdings Limited
        ENI Japan Limited
    Stourbridge Holdings (UK) Limited
        Brandenburg Limited
        Mirroware Manufacturing Limited
            Astec Europe Ltd.
                Astec International PLC
                Astec France S.A.R.L.
Branson Ultrasonic S.A.
Brooks Instrument Canada Limited
Buehler Ltd.
    Buehler Holdings Inc.
ClosetMaid Corporation
    Clairson, Inc.
    Clairson de Mexico, S.A. de C.V.
    Clairson (Hong Kong) Limited
Compania de Motores Domesticos S.A. de C.V.
Computational Systems, Incorporated
    CSI Services, Inc.
    CSI Technology, Inc.
    CTL Japan
    Computational Systems, Inc. Europe
Controles Electromecanicos de Mexico S.A. de C.V.
Control Techniques (USA) Inc.
    Control Techniques Drives, Inc.
        Control Techniques Drives Limited
Control Techniques Iberia S.A.

California
Mexico
Pennsylvania
Missouri
United Kingdom
Delaware
Delaware
Mexico
Malaysia
Germany
Hong Kong
Netherlands
Canada
Brazil
Malaysia
Malaysia
Hong Kong
Hong Kong
Philippines
Singapore
China
China
Singapore
Malaysia
China
Taiwan
BVI
Japan
Japan
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
France
Switzerland
Canada
Illinois
Delaware
Florida
Delaware
Mexico
Hong Kong
Mexico
Tennessee
Tennessee
Delaware
Japan
Belgium
Mexico
Delaware
Delaware
Canada
Spain

Control Techniques Sweden AB
Daniel Industries, Inc.
    Bettis Corporation
        Bettis Canada Ltd.
        Bettis Electric Actuator Corporation
        Bettis France SARL
        Bettis GmbH
        Bettis Holdings, Ltd.
            Bettis UK Ltd.
            Prime Actuator Control Systems Ltd.
            Prime Actuator Control Systems UK Ltd.
        Dantorque A/S
            Dantorque UK Ltd.
        Hytork Controls, Inc.
        Prime Actuator Control Systems, Inc.
        Shafer Valve Company
            Shafer Valve Company of Houston
            Shafer Valve Company de Mexico, S.A. de C.V.
    Daniel Automation Company
    Daniel de Mexico, S.A. de C.V.
    Daniel Industrial, Inc.
    Daniel En-Fab Systems, Inc.
    Daniel International Ltd.
        Daniel Europe Ltd.
            Spectra-Tek International Limited
                Daniel Asia Pacific Ltd.
                Greenfield (UK) Ltd.
            Spectra-Tek Holdings Ltd.
            Spectra-Tek UK Ltd.
    Daniel Measurement and Control, Inc.
        Daniel Industries Canada Inc.
    Daniel Measurement Services, Inc.
        Metco Services, Ltd.
            Metco Services Venezuela, C.A.
    Daniel Valve Company
        Oilfield Fabricating & Machine, Inc.
    Danmasa S.A. de C.V.
    Hytork International plc
        Hytork Controls, Inc.
        Hytork Controls Ltd.
        Hytork LLC
        Hytork Services Limited
        Valcon Limited
Digital Appliance Controls Manufacturing (Singapore) Pte Ltd.
    DACM SDN BHD
EECO, Inc.
    Apple JV Holding Corp.
        EGS Electrical Group LLC
            Appleton Electric LLC
                Appleton Electric, S.A. de C.V.
                Appleton Holding Corp.
                        EGS Electrical Group Canada Ltd.
                        Easy Heat Ltd.
            EGS Holding S.A.R.L.
                ATX S.A.
            Easy Heat, Inc.
            GSEG LLC
                O-Z Gedney Company LLC
            Easy Heat Holding B.V.
                Easy Heat Europe B.V.
                    Easy Heat Polska Sp. z.o.o.

Sweden
Delaware
Delaware
Canada
Delaware
France
Germany
United Kingdom
United Kingdom
United Kingdom
United Kingdom
Denmark
United Kingdom
Delaware
Delaware
Ohio
Texas
Mexico
Delaware
Mexico
Delaware
Delaware
United Kingdom
United Kingdom
United Kingdom
Singapore
United Kingdom
United Kingdom
United Kingdom
Delaware
Canada
Delaware
United Kingdom
Venezuela
Delaware
Texas
Mexico
United Kingdom
Florida
United Kingdom
Delaware
United Kingdom
United Kingdom
Singapore
Malaysia
Delaware
Delaware
Delaware
Delaware
Mexico
Delaware
Canada
Canada
France
France
Delaware
Delaware
Delaware
Netherlands
Netherlands
Poland

    Copeland Corporation
        Computer Process Controls, Inc.
            Emerson Retail Services, Inc.
        Copeland Access +, Inc.
        CopelandBitzer L.P.
        CopelandBitzer Management LLC
        Copeland de Mexico S.A. de C.V.
        Copeland Redevelopment Corporation
        Newcope, Inc.
    Electro-Test, Inc.
    El-O-Matic USA, Inc.
    Emerson Electric (U.S.) Holding Corporation
        Automatic Switch Company
            Asco Investment Corp.
                ASCO Scientific, Inc.
                Asco Controls A.G.
                    Asco Controls B.V.
                        Asco Mideast B.V.
                        Asco Magnesszelep Kft.
                        Asco/Joucomatic sp. z.o.o.
                        Asco/Joucomatic s.r.o.
                        Asco/Joucomatic ZA BV
                Asco Electrical Products Co., Inc.
                Ascomation Pty. Ltd.
                    Ascomation (NZ) Limited
                Asco AB
            Asco (Japan) Company Ltd.
            Asco Services, Inc.
            ASCO Switch Enterprises LLC
            ASCO Switch Investment, Inc.
                ASCO Power Technologies, L.P.
            ASCO Valve Enterprises LLC
            ASCO Valve, Inc.
            ASCO Valve Investment, Inc.
                ASCO Controls, L.P.
            ASCO Valve Manufacturing, Inc.
            Ascomatica S.A. de C.V.
            Ascoval Industria E Commercio Ltda.
            Firetrol, Inc.
        Branson Ultrasonics Corporation
            American Technology, Inc.
                Amtech S.a.r.L.
            Branson Korea Co., Inc.
            Branson Ultrasonics S.A.
            Branson Ultrasonidos S.A.E.
            Branson Ultrasons S.A.
        Camco Vertriebs-GmbH
            Chromalox GmbH
        Copeland GmbH
            Copeland-Cool Sp. z.o.o.
            Copeland Corporation Limited
            Copeland France S.A.
            Copeland Italia S.a.R.l.
            Copeland Iberica CIB S.A.
            Copeland Refrigeration Europe S.A.
            Copeland S.A.
        El-O-Matic GmbH
        Emerson Electric GmbH
            Emerson Electric GmbH & Co.
        Emerson Electric Overseas Finance Corp.
            Motores U.S. de Mexico, S.A. de C.V.
                U.S.E.M. de Mexico S.A. de C.V.

Delaware
Georgia
Delaware
Delaware
Delaware
Delaware
Mexico
Missouri
Delaware
California
Delaware
Delaware
Delaware
New Jersey
New Jersey
Switzerland
Netherlands
Netherlands
Hungary
Poland
Czech Republic
Netherlands
New Jersey
Australia
New Zealand
Sweden
Japan
New Jersey
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Mexico
Brazil
North Carolina
Delaware
Connecticut
France
Korea
Switzerland
Spain
France
Germany
Germany
Germany
Poland
United Kingdom
France
Italy
Spain
Belgium
Belgium
Germany
Germany
Germany
Delaware
Mexico
Mexico

        Emerson Energy Systems GmbH
        Emerson Process Management Ltda.
        Emerson Retail Services Europe GmbH
        Emerson Technologies Verwaltungs GmbH
            Emerson Technologies GmbH & Co.
        Emersub LXXXIV, Inc.
            Fisher-Rosemount S.A. de C.V.
        Emersub LXXXVI, Inc.
            Flow Technology, S.A. de C.V.
        EMR Deutschland GmbH & Co.
            Lamdaaquarii Beteiligungs GmbH
            Liebert A.G.
       Fisher-Rosemount GmbH
            Fisher-Rosemount GmbH & Co.
                Fisher-Rosemount MFG GmbH & Co. OHG
                Fisher-Rosemount Services GmbH & Co. OHG
                KVT Technologies GmbH
        Marbaise Hanlo LS GmbH
        Skil Europe Corporation
        Ridge Tool GmbH
            Ridge Tool GmbH & Co.
                RIDGID Peddinghaus Werkzeug GmbH
        Rosemount Inc.
            Dieterich Standard, Inc.
            Fisher-Rosemount AB
            Fisher-Rosemount AS (Norway)
            Fisher-Rosemount, S.A.
            Fisher-Rosemount Holding AG
                Fisher-Rosemount AG
                    Fisher-Rosemount Kft.
                    Fisher Rosemount Proses Kontrol Ticaret
                      Limited Sirketi
                    Fisher-Rosemount Sro
                Fisher-Rosemount A/S
                Fisher-Rosemount Ges. M.B.H.
                    Westinghouse Electric GES m.b.H.
                Fisher-Rosemount Poland Sp. z.o.o.
                Westinghouse Electric Poland Sp. z.o.o.
                Westinghouse Process Control (Asia) S.A.
            Fisher-Rosemuont (India) Limited
            Fisher-Rosemount Pty. Ltd.
                Emerson Electric Australia Co. Pty. Ltd.
                Fisher-Rosemount Ltd.
            Fisher-Rosemount Korea Ltd.
            Fisher Rosemount Middle East, Inc.
            Fisher-Rosemount Singapore Pte Ltd.
                Fisher-Rosemount Manufacturing (M) SDN BHD
                Fisher-Rosemount Singapore Private Limited
                HSFR Performance Services Pte Ltd.
                Rosemount Shanghai International Trading Co.,
                  Ltd.
            Fisher-Rosemount Taiwan, Ltd.
            P I Components Corp.
            Rosemount Analytical Inc.
            Rosemount China Inc.
            Rosemount Nuclear Instruments, Inc.
            Rosemount S.A.R.L.
                Rosemount Portugal Instrumentos Lda.
            Rosemount Shanghai Co. Ltd.
            Tekmar Company

Germany
Brazil
Germany
Germany
Germany
Delaware
Mexico
Delaware
Mexico
Germany
Germany
Switzerland
Germany
Germany
Germany
Germany
Germany
Germany
Delaware
Germany
Germany
Germany
Minnesota
Delaware
Sweden
Norway
Spain
Switzerland
Switzerland
Hungary

Turkey
Czech Republic
Denmark
Austria
Austria
Poland
Poland
Switzerland
India
Australia
Australia
New Zealand
Korea
Delaware
Singapore
Malaysia
Singapore
Singapore

China
Taiwan
Texas
Delaware
Minnesota
Delaware
France
Portugal
China
Ohio

            Fisher-Rosemount OY
        Rosemount Temperature GmbH
        Wirtz-Buehler GmbH
            Buehler S.A.R.L.
        Xomox International GmbH
        Xomox Uruguay S.A.
    Emerson Power Transmission Corporation
        Emerson Chain, Inc.
        Emerson Motion Control, Inc.
        Emerson Power Transmission Drives and Components, Inc.
            Emerson Power Transmission Manufacturing L.P.
        Emerson Power Transmission Ithaca, Inc.
        McGill Manufacturing Company, Inc.
            Emerson Power Transmission Bearings, Inc.
            McGill International, Inc.
            Rollway Bearing Corp.
                Rollway Bearing International Ltd.
                    Lipe-Rollway de Mexico, S.A. de C.V.
                    Lipe-Rollway Deutschland GmbH
                    Rollway Bearing N.V.
    Environmental Remediation Management, Inc.
    Liebert Corporation
        Control Concepts Corporation
        Emerson Telecom Systems, Inc.
        Global Energy Services, Inc.
        Liebert Asia Ltd.
            Atlas Air Ltd.
            Wuhan Liebert Computer Power Support System Limited
        Liebert Corporation Australia Pty, Ltd.
            Atlas Air Australia Pty. Ltd.
        Liebert Far East Pte. Ltd.
             Liebert (Malaysia) Sdn. Bhd.
        Liebert Field Services, Inc.
        Liebert Global Services, Inc.
        Liebert International B.V.
        Liebert North America, Inc.
        Liebert Property Holdings, LLC
        Liebert Tecnologia Ltda.
        Liebert (Thailand) Co. Ltd.
        Northeast Electrical Testing, Inc.
    Micro Motion, Inc.
    Ridge Tool Company
        Ridgid Italia Srl
        Ridge Tool (Australia) Pty., Ltd.
        Ridge Tool Manufacturing Company
        Ridge Tool Pattern Company
        Ridgid Werkzeuge AG
        Ridgid, Inc.
        Ridgid Online, Inc.
    Therm-O-Disc, Incorporated
        Componentes Avanzados de Mexico, S.A. de C.V.
        Controles de Temperatura S.A. de C.V.
E.G.P. Corporation
Electronic Control Systems, Inc.
Emermex S.A. de C.V.
Emerson Arabia, Inc.
3055334 Novia Scotia Corporation
Emerson Electric (Asia) Limited
    Branson Ultrasonics (Asia Pacific) Co. Ltd.

Finland
Germany
Germany
France
Germany
Uruguay
Delaware
Delaware
Minnesota
Delaware
Missouri
Delaware
Indiana
Delaware
Taiwan
Delaware
Delaware
Mexico
Germany
Belgium
Delaware
Ohio
Delaware
Ohio
Delaware
Hong Kong
Hong Kong
China
Australia
Australia
Singapore
Malaysia
Delaware
Delaware
Netherlands
Delaware
Delaware
Brazil
Thailand
Delaware
Colorado
Ohio
Italy
Australia
Delaware
Delaware
Switzerland
Delaware
Ohio
Ohio
Mexico
Mexico
Delaware
West Virginia
Mexico
Delaware
Canada
Hong Kong
Hong Kong

    Emerson Electric (South Asia/Pacific) Pte. Ltd.
Emerson Electric, C.A.
Emerson Electric II, C.A.
Emerson Electric de Colombia, Ltda.
Emerson Electric Foreign Sales Corporation
Emerson Electric International, Inc.
Emerson Electric Ireland Ltd.
    Emersub Treasury Ireland
        Emersub Finance Ireland
Emerson Electric (Mauritius) Ltd.
    Emerson Electric Company India Private Ltd.
    Westinghouse Electric Private Ltd. (India)
    Westinghouse Electric Private Ltd. (Mauritius)
Emerson Electric Nederland B.V.
    Alco Controls Spol s.r.o.
    Branson Ultrasonics B.V.
    Beckman Industrial B.V.
    Brooks Instrument B.V.
        Emerson Computer Power B.V.
    Capax Electrische Apparatenfabriek B.V.
    Crouzet Appliance Controls D.O.O.
    Emerson Electric RG
    Emerson Electric Slovakia Spol. s.r.o.
    Vuma a.s
    Emerson Electric, SpoL, s.r.o.
    Fisher-Rosemount B.V.
    Fisher-Rosemount Operations B.V.
    Fisher-Rosemount Temperature B.V.
    Fusite, B.V.
    New-Tech Cuijk B.V.
        El-O-Matic B.V.
            El-O-Matic Valve Actuators (F.E.) Pte. Ltd.
            El-O-Matic S.A. (Proprietary) Ltd
    Ridge Tool Ag
    Therm-O-Disc Europe B.V.
Emerson Electric Puerto Rico, Inc.
    Emerson Puerto Rico, Inc.
Emerson Electric Systems Corp.
Emerson Electric (Taiwan) Company Limited
Emerson Energy Systems, Inc.
Emerson Energy Systems de Mexico, S. de R.L. de C.V.
Emerson Finance Co.
Emerson Global Finance Company
Emerson Middle East, Inc.
Emerson Network Power, Inc.
Emerson Sice S.p.A.
    Branson Ultrasuoni S.P.A.
    C.E. Set S.R.L.
        CODI S.p.A.
        Plaset, S.p.A.
    Emerson Energy Systems Srl
    Fisher-Rosemount Italia S.R.L.
    Fisher-Rosemount Operations S.r.l.
    Fisher-Rosemount S.r.l.
    Hiross Holding AG
        Hiross International Corporation BV
            Hiross Management SA
        Liebert Hiross S.p.A.
            Hiross AG
            Hiross Ltd.
            Hiross SA
            Hiross Flexible Space System S.r.l.

Singapore
Venezuela
Venezuela
Colombia
U.S. Virgin Islands
Delaware
Bermuda
Ireland
Ireland
India
India
India
India
Netherlands
Czech Republic
Netherlands
Netherlands
Netherlands
Netherlands
Netherlands
Slovenia
Russia
Slovakia
Slovakia
Czech Republic
Netherlands
Netherlands
Netherlands
Netherlands
Netherlands
Netherlands
Singapore
South Africa
Liechtenstein
Netherlands
Delaware
Delaware
Delaware
Taiwan
Delaware
Mexico
Delaware
Missouri
Delaware
Texas
Italy
Italy
Italy
Italy
Italy
Italy
Italy
Italy
Italy
Austria
Netherlands
Switzerland
Italy
Switzerland
United Kingdom
France
Italy

            Liebert Hiross Holding GmbH
                Liebert Hiross Deutschland GmbH
            Mecanotronic GmbH
    Suvretta S.p.A.
        Sirai Elettromeccanica s.r.l.
            Sirai Deutschland GmbH
    Xomox Italia S.R.L.
Emerson Telecommunication Products Inc.
    Fiber-Conn Assemblies, Inc.
    JTP Industries, Inc.
        Dura-Line Corporation
            Dura-Line International, Inc.
                Bharti Dura-Line Private Limited
                Dura-Line CT s.r.o.
                Dura Line do Brasil, Ltda.
                Dura-Line Espana, S.L.
                Dura-Line Iberia, S.L.
                Dura-Line Limited
                    Integral Limited
                        Integral Conduit Products (M) Sdn. Bhd.
                Dura-Line (Malaysia) Sdn. Bhd.
                Dura-Line Mexico S.A. de C.V.
                Dura-Line Shanghai Plastics Company Ltd.
                OOO Dura-Line
        Emerson Electronic Connector and Components Company
            Emerson Electronic Connector and Components do
              Brasil, Ltda.
            Emerson Electronic Connector and Components Mexico
              S.A. de C.V.
            Vitelec Electronics Ltd.
        Engineered Endeavors, Inc.
            Engineered Endeavors do Brasil, Ltda.
                Engineered Endeavors do Brasil Servicos Ltda.
        Northern Technologies, Inc.
            NTI Services, Inc.
        LoDan International, Inc.
            LoDan de Mexico S.A. de C.V.
            LoDan Totowa, Inc.
            LoDan West do Brasil, Ltda.
            LoDan West Europe Limited
        Telephone Services, Inc. of Florida
            K & S Sheet Metal, Inc.
            Cable Spec, Ltd.
            Balance Manufacturing Services, Inc.
        Viewsonics, Inc.
            Adapt Communication Supply Co.-S. FL., Inc.
            OOO Viewsonics
            Shanghai Viewsonics Electronic Co., Ltd.
            Viewsonics do Brasil, Ltda.
            Viewsonics Mexico S.A. de C.V.
Emerson Ventures Inc.
Emersub 3 LLC
Emersub XXXVIII, Inc.
Emersub XLIII, Inc.
Emersub XLVI, Inc.
    Wilson Investment 2, Inc.
    Copesub, Inc.
        Alliance Compressors LLC

Germany
Germany
Austria
Italy
Italy
Germany
Italy
Delaware
Maryland
Delaware
Delaware
Delaware
India
Czech Republic
Brazil
Spain
Spain
United Kingdom
United Kingdom
Malaysia
Malaysia
Mexico
China
Russia
Delaware

Brazil

Mexico
United Kingdom
Delaware
Brazil
Brazil
Idaho
Delaware
Delaware
Mexico
Delaware
Brazil
United Kingdom
Florida
California
Texas
Texas
Delaware
Florida
Russia
China
Brazil
Mexico
Delaware
Delaware
Delaware
Ohio
Nevada
Delaware
Delaware
Delaware

Emersub LII, Inc.
Emersub LIV, Inc.
Emersub XCI, Inc.
Emersub XCII, Inc.
Emersub XCIII, Inc.
Emersub Italia Srl
    I.G.D. S.A.
EMR Foundation, Inc.
EMR Holdings, Inc.
    Branson de Mexico, S.A. de C.V.
    Copeland Compresores Hermeticos, S.A. de C.V.
    Copeland Korea, Inc.
    Copeland Taiwan Refrigeration Co.
    Digital Appliance Controls, S.A. de C.V.
    EMR Emerson Holdings (Switzerland) GmbH
    EMR Manufacturing (M) Sdn Bhd
    Emerson Argentina S.A.
    Emerson Electric Canada Limited
        Entech U.S.A., Inc.
            Entech Process Control, Inc.
        Kenonic Controls, Inc.
        Tech-Met Canada Limited
    Emerson Electric Chile Ltda.
    Emerson Electric (China) Holdings Ltd.
        Beijing Rosemount Far East Instrument Co., Ltd.
        Clairson (Jiangmen) Storage Limited
        Emerson Electric (Shenzhen) Co., Ltd.
        Emerson Electric (Suzhou) Co. Ltd.
        Emerson Electric (Tianjin) Co., Ltd.
        Emerson Energy Systems (Shanghai) Co., Ltd.
        Emerson Engineering Systems (Shanghai) Co., Limited
        Emerson Fusite Electric (Shenzhen) Co. Ltd.
        Emerson Machinery & Equipment (Shenzhen) Co. Ltd.
        Emerson Trading (Shanghai) Co. Ltd.
        Emerson White-Rodgers Electric (Xiamen) Co., Ltd.
        Leroy Somer Fuzhou Generator Company Limited
        Ridge Tool (Hangzhou) Co., Ltd.
        Shanghai Branson Ultrasonics Co., Ltd.
        Shenyang Copeland Refrigeration Co., Ltd.
    Emerson Electric de Mexico S.A. de C.V.
        Ascotech, S.A. de C.V.
        Motores Reynosa, S.A. de C.V.
    Emerson Electric do Brasil Ltda
        Copeland do Brasil Ltda.
        Radio-Frigor Ltda.
    Emerson Electric Holdings (Switzerland) GmbH
    Emerson Electric Hungary Ltd.
    Emerson Electric Korea Ltd.
    Emerson Electric (M) Sdn Bhd
    Emerson Electric Poland Sp. z.o.o.
        Liebert Hiross Poland Sp. Z.o.o.
    Emerson Electric (Thailand) Limited
    Emerson energetski sustavi d.o.o.
    Emerson Energy Systems Argentina S.A.
    Emerson Energy Systems Australia Pty. Ltd.
    Emerson Energy Systems del Peru S.A.C.
    Emerson Energy Systems Iberia, S.A.
    Emerson Energy Systems Philippines, Inc.
    Emerson Energy Systems (Pty) Ltd.
    Emerson Energy Systems Sdn Bhd
    Emerson Europe S.A.
        Asco Joucomatic S.A.

Delaware
Delaware
Delaware
Delaware
Delaware
Italy
Luxembourg
Delaware
Delaware
Mexico
Mexico
Korea
Taiwan
Mexico
Switzerland
Malaysia
Argentina
Canada
Delaware
Georgia
Delaware
Canada
Chile
China
China
China
China
China
China
China
China
China
China
China
China
China
China
China
China
Mexico
Mexico
Mexico
Brazil
Brazil
Brazil
Switzerland
Hungary
Korea
Malaysia
Poland
Poland
Thailand
Croatia
Argentina
Australia
Peru
Spain
Philippines
South Africa
Malaysia
France
France

            Asco Joucomatic GmbH
                Asco Joucomatic GmbH & Co.
            Asco Joucomatic S.p.A.
            Asco Joucomatic N.V.
            Fluidocontrol S.A.
            Joucomatic Controls Ltd.
            Sotrac S.r.l.
        Crouzet Appliance Controls S.A.
        Emerson Energy Systems EURL
        Francel S.A.
            CD GAZ Systemes S.A.
        Leroy-Somer S.A.
            Bertrand Polico S.A.
            Comercial Leroy-Somer Ltda.
            Constructions Electriques DeBeaucourt S.A.S.
            Electronique du Sud-Ouest S.A.S.
                Atelier de Bobinage de Moteurs Electriques
                  S.a.r.L.
                Atelier Equipement Electrique Wieprecht
                    EURL Wieprecht
                Diffusion Mecanique Electricite S.A.
                Electro Maintenance Courbon S.A.
                Etablissements Belzon & Richardot S.A.R.L.
                Etablissements de Cocard S.A.
                Etablissements J. Michel S.A.R.L.
                Etablissements Suder et Fils S.A.R.L.
                Houssin S.A.R.L.
                Lorraine Services Electrique Electronique
                  Electromecanique S.a.r.l.
                M.I.S. Kerebel Provence S.A.R.L.
                M.I.S. SPIRE S.A.R.L
                M.L.S. Holice Spol. s.r.o.
                Maintenance Industrie Service S.a.r.L.
                Maintenance Industrie Service Flandres SARL
                Maintenance Industrie Services Rennes S.a.r.L.
                Maintenance Industrie Services Toulouse S.a.r.L.
                Marcel Oury S.A.R.L.
                MEZIERES S.A.R.L.
                Navarre Services S.A.R.L.
                Ouest Electro Service S.A.R.L.
                Poteau Moderne du Sud-Ouest S.A.
                Radiel Bobinage S.A.R.L.
                SA Prevost Michel
                Societe Industrielle de Reparation
                  Electromecanique
                Societe Nouvelle Paillet Services S.A.R.L.
                Societe Nouvelle Silvain S.A.R.L.
                Societe De Reparation Electro-Mecanique S.A.R.L.
                Sud Bobinage S.A.R.L.
                Viet Services S.A.R.L.
            Etablissements Sevenier S.A.
            Etablissements Trepeau S.A.
            Girard Transmissions S.A.
            IMI Kft
            La Francaise de Manutention S.A.
            Leroy-Somer Canada Ltd.
            Leroy-Somer Norden AB
            Leroy-Somer Denmark A/S
            Leroy-Somer Norge A/S
            Leroy-Somer BV

Germany
Germany
Italy
Belgium
Spain
New Zealand
Italy
France
France
France
France
France
France
Chile
France
France

France
France
France
France
France
France
France
France
France
France

France
France
France
Czech Republic
France
France
France
France
France
France
France
France
France
France
France

France
France
France
France
France
France
France
France
France
Hungary
France
Canada
Sweden
Denmark
Norway
Netherlands

            Leroy-Somer Elektroantriebe GmbH
            Leroy-Somer Elektromotoren GmbH
            Leroy-Somer Electromekanik Sistemler Ticaret Ltd.
              STI
            Leroy-Somer Ltd.
            Leroy-Somer Maroc S.A.
            Leroy-Somer Motores E Sistemas Electro Mecanicas CDA
            Leroy Somer S.A.
            Leroy-Somer OY
            Leroy-Somer (Pty) Ltd.
            Leroy-Somer (Pty) Ltd.
            Leroy-Somer Suise S.A.
            Leroy-Somer Iberica S.A.
            Leroy-Somer (SEA) Pte. Ltd.
            Leroy-Somer Italiana S.p.A.
            Maintenance Industrielle de Vierzon S.A.
            MLS Industries Inc.
                Yorba Linda International Inc.
            Motadour S.A.
            Moteurs Leroy-Somer S.A.
            Moteurs Patay S.A.
            Societe Anonyme de Mecanique et D'outillage du
              Vivarais S.A.
            Societe Commerciale des Ateliers de Constructions
              Electriques D'Orleans S.A.
            Societe Confolentaise de Metalurgie S.A.
            Societe de Mecanique et D'Electrothermie des Pays de
              L'Adour S.A.
        Liebert France S.A.
        Ridgid France S.A.
    Emerson Finance KB
    Emerson Finance (Canada) Corporation
    Emerson Holding AG
    Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.
    Emerson Sistemas de Energia Ltda.
        E.E.S- Sistemas de Energia Ltda.
    Emerson Sweden AB
        Emerson Energy Systems AB
        Saab Marine Holding AB
            Saab Marine Electronics AB
                Saab Tank Control Inc.
                Saab Tank Control Deutschland Vertriebs GmbH
                Saab Marine RU
                Saab Marine (UK) Ltd.
                Saab Tank Control (UK) Ltd.
                Saab Tank Control (India) Pvt. Ltd.
                Saab Tank Control WLL
                S-F Control OY
                Saab Marine Middle-East (FZC)
                Saab Marine MEP AS
                Scanjet Clean AB
                    TCL Mekaniska Verkstad AB
                Saab Marine Electronics Singapore Pte. Ltd.
                    CHP Navcom Pte. Ltd.
    Emersub Mexico, Inc.
        Daninmexico, S. de R.L. de C.V.
        ELW Industrial, S. de R.L. de C.V.

Austria
Germany

Turkey
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Morocco
Portugal
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Spain
Singapore
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France
Delaware
Delaware
France
France
France

France

France
France

France
France
France
Sweden
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Mexico
Brazil
Brazil
Sweden
Sweden
Sweden
Sweden
Texas
Germany
Russia
United Kingdom
United Kingdom
India
Bahrain
Finland
UAE
Norway
Sweden
Sweden
Singapore
Singapore
Nevada
Mexico
Mexico

Emerpowsys, S. de R.L. de C.V.
        Emersub 1 LLC
        Emerson Tool Company de Mexico S. de R.L. de C.V.
        In-Sink-Erator de Mexico, S. de R.L. de C.V.
        Intermetro de Mexico, S. de R.L. de C.V.
    Emersub 2 LLC
    Emersub XXXVI, Inc.
        Digital Appliance Controls (UK) Limited
            Control Techniques Ltd.
                Control Techniques (Holdings) GmbH
                    Control Techniques GmbH
                    Control Techniques Antriebssyteme GmbH
                    Reta Anlagenbau GmbH
                    Reta Elektronic GmbH
                Control Techniques Asia-Pacific Pte. Ltd.
                    Control Techniques Drives (Malaysia) Sdn Bhd
                    Control Techniques Singapore Pte Limited
                    Control Techniques (Thailand) Limited
                    PT Kontrol Teknik Indonesia
                Control Techniques Australia Pty Ltd.
                Control Techniques Bermuda Limited
                Control Techniques Drives Limited
                    KTK Newtown Limited
                Control Techniques Dynamics Limited
                    Evershed Powerotor Limited
                    Moore Reid & Company Limited
                Control Techniques Precision Systems Limited
                Control Techniques SKS Oy
                Control Techniques Southern Africa (Pty.)
                  Limited
                Control Techniques SpA
                Control Techniques Worldwide BV
                    Control Technika Hungary Villamos
                      Hajtastechnikai Kft.
                    Control Techniques AG
                    Control Techniques Automation BV
                    Control Techniques BV
                    Control Techniques Brno s.r.o.
                    Control Techniques China Pte. Ltd.
                    Control Techniques AS
                    Control Techniques Endustriyel Control
                      Sistemieri Sanayii Ve Ticaret A.S.
                    Control Techniques GesbmH
                    Control Techniques India Limited
                        Control Techniques Elpro Automation
                          Limited
                    Control Techniques Norway AS
                    Control Techniques NV
                    Control Techniques Vietnam Limited
                DriveShop Limited
                Electric Drives Limited
                    Electric Drives Manufacturing Ltd.
                Foray 600 Limited
                Foray 606 Limited
            Emerson Holding Company Limited
                Asco Joucomatic Ltd.
                    Asco Power Technologies Ltd.
                Computational Systems, Limited

Mexico
Delaware
Mexico
Mexico
Mexico
Delaware
Delaware
United Kingdom
United Kingdom
Germany
Germany
Germany
Germany
Germany
Singapore
Malaysia
Singapore
Thailand
Indonesia
Australia
Bermuda
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
Finland

South Africa
Italy
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Hungary
Switzerland
Netherlands
Netherlands
Czech Republic
Hong Kong
Denmark

Turkey
Austria
India

India
Norway
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United Kingdom
Ireland
Ireland
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom

                Copeland Ltd.
                El-O-Matic Limited
                Emerson Electric (U.K.) Limited
                    Bray Lectroheat Limited
                    Liebert Ltd.
                    Liebert Swindon Ltd.
                Emerson Energy Systems (UK) Limited
                Fisher-Rosemount Limited
                    Emerson U.K. Trustees Limited
                    Farris Engineering Ltd.
                    Fisher-Rosemount Manufacturing Ltd.
                    Fisher Governor Company Ltd.
                    F-R Properties (UK) Limited
                    Westinghouse Process Control UK Ltd.
                    EMR Barnstaple Limited
                Fisher-Rosemount Services Ltd.
                MDC Technology Limited
                    MDC Technology Trustees Limited
                    MDC Technology, Inc.
                        Profitpoint Solutions Inc.
                 Northern Technologies UK Limited
                 Pactrol Controls Limited
                 Switched Reluctance Drives Limited
                     SR Drives Manufacturing Limited
                     Reluctance Motors Limited
    F-R Technologias de Flujo, S.A. de C.V.
    Fisher-Rosemount del Peru S.A.C.
    Fisher-Rosemount Europe Middle East & Africa GmbH
    Fisher-Rosemount Manufacture Ltd.
    Fisher-Rosemount Systems GmbH
    Liebert Europe Espana S.A.
        Flexair Clima S.A.
    Motoreductores U.S., S.A. de C.V.
    P.T. Emerson Electric Indonesia
    Rey-Lam, S. de R.L. de C.V.
    Rotores S.A. de C.V.
    Termotec de Chihuahua S.A. de C.V.
Emsub, Inc.
Etirex S.A.
Fisher Controls International, Inc.
    Exac Corporation
    Fisher Controles Industria E Comercio Ltda.
    Fisher Controls De Mexico, S.A. de C.V.
    Fisher-Rosemount Do Brasil Ltda.
    Fisher-Rosemount China Limited
        Tianjin Fisher Controls Valve Co. Ltd.
    Fisher Controls Pty. Limited
    Fisher Service Company
    Fisher-Rosemount Systems, Inc.
        Orion CEM, Inc.
        Westinghouse Process Control, Inc.
            Westinghouse International Process Control
              Corporation
    Fisher-Rosemount de Venezuela S.A.
    Fro-Mex, S.A. de C.V.
    H.D. Baumann Inc.
    Nippon Fisher Company Ltd.
        Fisco Ltd. (Fisco Kabushiki Kaisha)
Fisher Rosemount, Inc.
Fisher-Rosemount N.V./S.A.
    Senpro N.V.

United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
Texas
Texas
United Kingdom
United Kingdom
United Kingdom
United Kingdom
United Kingdom
Mexico
Peru
Switzerland
Hungary
Switzerland
Spain
Spain
Mexico
Indonesia
Mexico
Mexico
Mexico
Delaware
France
Delaware
California
Brazil
Mexico
Brazil
Hong Kong
China
Australia
Delaware
Delaware
Georgia
Delaware

Delaware
Venezuela
Mexico
Delaware
Japan
Japan
Delaware
Belgium
Belgium

Fisher-Rosemount S.A.
Fisher-Rosemount Services BVBA/SPRL
Fusite Corporation
    Emerson Japan, Ltd.
        Fisher-Rosemount Japan Co. Ltd.
        F-R Intex Co. Ltd.
        Taiyo Emerson Ltd. Japan
Fusite Land Company
High Voltage Maintenance Corporation
Hiross Batliboi Ltd.
Hiross Austria GmbH
    Hiross Hungaria Kft
Humboldt Hermetic Motor Corp.
Innoven III Corporation
Intellution, Inc.
    Intellution Australia Pty Ltd.
    Intellution GmbH
    Intellution Korea Limited
    Intellution K.K. (Japan) Incorporated
    Intellution Limited
    Intellution SARL
    Intellution South Asia Pte. Ltd.
    Wizdom Controls, Inc.
Kato Engineering, Inc.
Knaack Manufacturing Company
    Capsacorp LLC
Kop-Flex, Inc.
    Kop-Flex Canada Limited
Louisville Ladder Holding Corp.- Nevada
    Louisville Holding Corp.- Delaware
MagneTek China Limited
Metaloy, Inc.
Metropolitan International, Inc.
    InterMetro Industries Corporation
    InterMetro Industries Corporation
        Metro Industries, Inc.
        Metropolitan Wire (Canada) Ltd.
        Metropolitan Wire Corporation
Motores Hermeticos del Sur, S.A. de C.V.
Ogden Manufacturing Co.
PC & E, Inc.
Ridge Tool Europe NV
    Ridgid Scandinavia A/S
SSI Services Acquisition Incorporated
Termocontroles de Juarez S.A. de C.V.
The Sulton Company, Inc.
Thunderline Z, Inc.
Transmisiones de Potencia Emerson S.A. de C.V.
Ultrasonics for Less, Inc.
Valycontrol, S.A. de C.V.
Wer Canada Inc.
Western Forge Corporation
White-Rodgers Limited
Wiegand S.A. de C.V.

France
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Ohio
Japan
Japan
Japan
Japan
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Ohio
India
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Pennsylvania
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